SEASONS SERIES TRUST
Large Cap Growth Portfolio
Supplement to the Summary Prospectus Dated July 28, 2011
Effective December 23, 2011, in the sections titled “PORTFOLIO SUMMARY — LARGE CAP GROWTH PORTFOLIO,” under the heading “Investment Adviser,” the portfolio manager disclosure for SunAmerica Asset Management Corp. is deleted in its entirety and replaced with the following:

	Portfolio Manager
	of the Portfolio
Name	Since	Title
Brendan Voege	2011	Portfolio Manager and Quantitative Analyst
Dated: December 22, 2011
Version: Combined Master (Summary)